Exhibit 10.6

EXECUTION

EXHIBIT C

FORM OF

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of March 1, 2005, made by MCEI, LLC, a Delaware limited liability company (“MCEI”), MCEV, LLC, a Delaware limited liability company (“MCEV”; each of MCEI and MCEV, a “Borrower” and, collectively, the “Borrowers”), MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”), MC24, LLC, a Delaware limited liability company (“MC24”), each of their Subsidiaries (as defined in the Credit Agreement referenced below) from time to time party hereto (each of Merisel, Merisel Americas, MC24 and each such Subsidiary, individually a “Corporate Guarantor” and, collectively, the “Corporate Guarantors”; together with the Borrowers and each Person which may, from time to time, become party hereto as a Grantor, each a “Grantor”, collectively, the “Grantors”), in favor of AMALGAMATED BANK (the “Lender”).

RECITALS

Pursuant to the Credit Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Corporate Guarantors, and the Lender, the Lender has agreed to make loans to the Borrowers upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Lender to make loans to the Borrowers under the Credit Agreement that each Grantor shall have executed and delivered this Security Agreement to the Lender.

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make loans to the Borrowers under the Credit Agreement, each Grantor hereby agrees with the Lender as follows:

1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Proceeds, Securities Account and Supporting Obligations; and the following terms shall have the following meanings:

“Account Control Agreement”: with respect to any Deposit Account, a control agreement substantially in the form of Annex D or such other form approved by the Lender, as amended, supplemented or otherwise modified from time to time.

“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”: as defined in Section 2 of this Security Agreement.

“Collateral Account”: any collateral account established by the Lender as provided in Section 3(d) or 8.

“Copyright”: (a) any copyright in any original work of authorship fixed in any tangible medium of expression (including, without limitation, any thereof referred to on Schedule II hereto), including, without limitation, all databases, source codes, object codes and manuals, whether published or unpublished, whether now or hereafter existing, and whether in the United States or any other country, and all applications, registrations, renewals, extensions and recordings relating thereto filed in the United States Copyright Office or in any other governmental office or agency in the United States or any other country or political subdivision thereof, in each case in which any Grantor has any right, title or interest, whether as author, assignee, transferee or otherwise, and all other rights which any Grantor presently has or hereafter acquires pursuant to any Copyright License relating to any such copyright, including, without limitation, copyright assignments, and exclusive and nonexclusive licenses, and (b) all right, title and interest of any Grantor in all physical materials embodying any work with respect to which any Grantor owns or holds rights in any Copyright or Copyright License.

“Copyright License”: (a) any agreement, written or oral, naming any Grantor as licensor or licensee, granting any right in or to any Copyright or copyright registration in the United States or any foreign country (including, without limitation, any thereof referred to on Schedule II hereto) or (b) any and all present and future agreements, including, without limitation, assignments and consents, as any such agreements may from time to time be amended or supplemented, pursuant to which any Grantor now has or hereafter acquires any direct or beneficial interest in any Copyright, or is a grantor of rights to any third party with respect to any copyright, whether as a party to any such agreement or as an assignee of any rights under any such agreement (including, without limitation, any thereof referred to on Schedule II hereto) excluding, however, non-exclusive computer software licenses.

“Deposit Account”: a “deposit account” as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including without limitation any demand, time, savings, passbook or like account maintained with any depositary institution.

“Excluded Assets”: any Contractual Obligation, General Intangible, Account, Copyright License, Patent License, Trademark License (any thereof, an “Intangible Asset”) or Investment Property, to the extent that the grant of a security interest therein pursuant to this Security Agreement (i) is prohibited as a matter of law or by any contract, agreement, instrument or indenture evidencing or governing such Intangible Asset or Investment Property, (ii) would terminate such Intangible Asset or Investment Property or give any other party thereto or to any such contract, agreement, instrument or indenture the right to terminate such Intangible Asset or Investment Property of such party’s obligations under any such contract, agreement, instrument or indenture, (iii) is permitted only with the consent of any other Person, which consent has not been obtained, or (iv) would result in, or require, the creation of any Lien on any portion of the Collateral pursuant to the terms of any contract, agreement, instrument or indenture evidencing or governing any Indebtedness of any Grantor or (v) is prohibited under any contract, agreement, instrument or indenture creating or governing a Lien permitted under Section 9.3 of the Credit Agreement, but only, in the case of each of subclauses (i) through (v), to the extent that any such prohibition, limitation or restriction would be effective under applicable law (including, without limitation, as provided under Sections 9-406 and 9-408 of the Code).

“Patent License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, and all rights of any Grantor under such agreement; including, without limitation, any thereof referred to in Schedule III hereto.

“Patents”: (a) all letters patent of the United States or any other country, including patents, design patents and utility models, and all registrations and recordings thereof, including, without limitation, any thereof referred to in Schedule III hereto, (b) all applications for letters patent of the

United States or any other country and (c) all reissues, extensions, divisions, continuations and continuations-in-part thereof, and the inventions disclosed or claimed therein, including the right to make, sell and/or use the inventions disclosed or claimed therein; including, without limitation, any thereof referred to in Schedule III hereto.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Obligations”: the collective reference to (a) the Obligations, (b) all Guarantee Obligations of any Grantor to the Lender pursuant to the MC24 Obligations and (c) all obligations and liabilities of each Grantor to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with any Specified Hedge Agreement entered into by any Grantor with the Lender and any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Lender that are required to be paid by any Grantor pursuant to the terms of such Hedge Agreement or other documents) or otherwise.

“Security Agreement”: this Security Agreement, as amended, supplemented or otherwise modified from time to time.

“Trademark License”: any agreement, written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule IV hereto.

“Trademarks”: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, all prints or labels on which any of the foregoing appear, and all designs and general intangibles of a like nature, and the goodwill associated therewith or symbolized thereby, and all other assets, rights and interests that uniquely embody such goodwill, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule IV hereto, and (b) all extensions or renewals thereof.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, Schedule, Annex and Exhibit references are to this Security Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby grants to the Lender a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Commercial Tort Claims;

(iv)	all Copyrights;

(v)	all Copyright Licenses;

(vi)	all Deposit Accounts;

(vii)	all Documents;

(viii)	all Equipment;

(ix)	all General Intangibles;

(x)	all Instruments;

(xi)	all Inventory;

(xii)	all Investment Property;

(xiii)	all Letter-of-Credit Rights;

(xiv)	all Patents;

(xv)	all Patent Licenses;

(xvi)	all Trademarks;

(xvii)	all Trademark Licenses;

(xviii)	all Goods and other property not otherwise described above;

(xix)	all books and records pertaining to the Collateral;

(xx)	[Reserved]; and

(xxi)	to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing, and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, that the Collateral shall not include the Excluded Assets.

3. Certain Matters Respecting Receivables.

(a) Grantors Remain Liable under Receivables. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Lender of any payment relating to such Receivable pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Communication with and Notice to Receivable Obligors. The Lender may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Lender’s satisfaction the existence, amount and terms of any Receivables. Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify account debtors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

(c) Analysis of Receivables. The Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Lender may require in connection therewith. At any time and from time to time, upon the Lender’s request and at the expense of the Grantors, each Grantor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. The Lender may communicate with account debtors on the Receivables to verify with them to its satisfaction the existence, amount and terms of any Receivables.

(d) Collections on Receivables. The Lender hereby authorizes each Grantor to collect the Receivables, subject to the Lender’s direction and control, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time when an Event of Default shall have occurred and be continuing, any payments of Receivables, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Lender if required, in a special collateral account (the “Collateral Account:”) maintained by the Lender, subject to withdrawal by the Lender as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Lender, segregated from other funds of the Grantors. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Receivables while held by the Lender (or by any Grantor in trust for the Lender) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Grantors and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender’s election, the Lender shall apply all or any part of the funds on deposit in said Collateral Account on account of the Secured Obligations pursuant to Section 8(b) hereof, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Lender to the Grantors or to whomsoever may be lawfully entitled to receive the same. At the Lender’s request, each Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts. At any time after the occurrence and during the continuance of an Event of Default upon the request of the Lender, each Grantor will cooperate with the Lender to establish a system of lockbox accounts, under the sole dominion and control of the Lender, into which all Receivables shall be paid and from which all collected funds will be transferred to a Collateral Account.

4. Representations and Warranties. Each Grantor hereby represents and warrants that:

(a) Title; No Other Liens. Except for the Liens granted to the Lender pursuant to this Security Agreement, and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, including, without limitation, the Liens securing the MC24 Obligations, if any, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Security Agreement or the security agreement securing the MC24 Obligations, if any, or as may be permitted pursuant to the Credit Agreement.

(b) Perfected First Priority Liens. When financing statements have been filed in the offices in the jurisdictions listed in Schedule 6.16 to the Credit Agreement, the Liens granted pursuant to this Security Agreement will constitute perfected Liens in favor of the Lender in the Collateral as collateral security for the Secured Obligations, which Liens are prior to all other Liens on the Collateral created by the Grantors and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from any Grantor and against any owner or purchaser of the real property where any of the Equipment or Inventory is located and any present or future creditor obtaining a Lien on such real property.

(c) Receivables. The amount represented by each Grantor to the Lender from time to time as owing by each obligor or by all obligors in respect of the Receivables will at such time be the correct amount actually owing by such obligor or obligors thereunder. No amount payable to any Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender. The place where each Grantor keeps its records concerning the Receivables is 1600 Hughes Way, 3rd Floor, Long Beach, California, 90810 or 127 West 30th Street, New York, New York 10001.

(d) Inventory and Equipment. The Inventory and the Equipment are kept at the locations listed on Schedule VI hereto.

(e) Jurisdiction of Organization. Each Grantor which is a “registered organization” as defined in the Code is so designated on Schedule I and is organized as the type of entity, as under the laws of the jurisdiction, specified for such Grantor on Schedule I.

(f) Name. (i) The exact legal name of each Grantor is as specified for such Grantor on Schedule I; and (ii) other than as specified in Schedule I, no Grantor has done business under a previous name, assumed name or trade name.

(g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

(h) Insurance Policies. None of the Collateral constitutes an interest or claim in or under any policy of insurance or contract for annuity, except to the extent the same constitutes Proceeds.

(i) Copyrights, Patents and Trademarks. Schedule II hereto includes all material Copyrights and Copyright Licenses owned by each Grantor in its own name as of the date hereof. Schedule III hereto includes all material Patents and Patent Licenses owned by each Grantor in its own name as of the date hereof. Schedule IV hereto includes all material Trademarks and Trademark Licenses owned by each Grantor in its own name as of the date hereof. To the best of each Grantor’s knowledge, each Copyright, Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in Schedules II, III or IV, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark. Except as disclosed on Schedules II, III, IV, no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

(j) Governmental Obligors. None of the obligors on any Receivables is a Governmental Authority.

(k) Deposit Accounts and Securities Accounts. All Deposit Accounts and Securities Accounts with respect to each Grantor are listed on Schedule VII, including the institution at which such Deposit Account or Securities Accounts is established, the purpose thereof, the name thereon, and the account number thereof. Each Grantor agrees that it will not transfer assets out of any Securities Account, or transfer any Securities Account to another securities intermediary, unless such Grantor, the Lender, and the substitute securities intermediary have entered into a Account Control Agreement. No arrangement contemplated hereby or by any Account Control Agreement in respect of any Securities Account or other Investment Property shall be modified by any Grantor without the prior written consent of the Lender. Upon the occurrence and during the continuance of an Event of Default, the Lender may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to an account specified by the Lender (including any Collateral Account).

5. Covenants. Each Grantor covenants and agrees with the Lender that, from and after the date of this Security Agreement until the Secured Obligations are paid in full, and the Commitments have expired or been terminated:

(a) Maintenance of Perfected Security Interests; Further Documentation; Pledge of Instruments and Chattel Paper. Each Grantor shall maintain the security interest created by this Security Agreement as a perfected security interest having at least the priority described in Section 4(b) hereof and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Grantors, each Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions (including, without limitation, entering into, and using its commercially reasonable efforts to cause any relevant third party to enter into, one or more Account Control Agreements) necessary to enable the Lender to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto. Each Grantor also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Grantors to the extent permitted by applicable law. Any such financing statement may, at the option of the Lender, describe the property covered thereby and “all assets” or “all personal property” of such Grantor, or may use a similar description. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Chattel Paper or Certificated Security, such Instrument, Chattel Paper or Certificated Security shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Security Agreement, provided that the Grantors shall not be obligated to deliver to the Lender any Instruments or Chattel Paper held by any Grantor at any time to the extent that the aggregate face value of all such Instruments and Chattel Paper held by all Grantors does not exceed $1,000,000.

(b) Indemnification. Each Grantor agrees, jointly and severally, to pay, and to save the Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Lender under any Receivable for any sum owing thereunder, or to enforce any provisions of any Receivable, each Grantor will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Grantor.

(c) Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. Each Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall turn over any books and records pertaining to the Collateral to the Lender or to its representatives during normal business hours at the request of the Lender.

(d) Right of Inspection. The Lender shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Lender or its representative may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Lender, at the Grantors’ cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its representative shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

(e) Compliance with Laws, etc. Each Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor’s business; provided, however, that each Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the reasonable opinion of the Lender, adversely affect the Lender’s rights or the priority of its Liens on the Collateral.

(f) Compliance with Terms. Each Grantor will perform and comply in all material respects with all its obligations under all its Contractual Obligations relating to the Collateral.

(g) Payment of Obligations. Each Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Grantor’s books in accordance with GAAP.

(h) Limitation on Liens on Collateral. No Grantor will create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the liens created hereby and other than as permitted pursuant to the Credit Agreement, including, without limitation, the Liens securing the MC24 Obligations, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

(i) Limitations on Dispositions of Collateral. No Grantor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business and (y) so long as no Default or Event of Default has occurred and is continuing, sales, transfers and other dispositions of Collateral permitted under Section 9.6 of the Credit Agreement.

(j) Limitations on Modifications of Agreements Giving Rise to Receivables; Exercise of Rights; Notices. No Grantor will (i) other than in the ordinary course of business as generally conducted by such Grantor over a period of time, amend, modify, terminate or waive any provision of any agreement giving rise to a Receivable in any manner which could reasonably be expected to materially adversely affect the value of such Receivable as Collateral, (ii) other than in the ordinary course of business as generally conducted by such Grantor over a period of time, fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Receivable (other than any right of termination) or (iii) fail to deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to a Receivable that questions the validity or enforceability of Receivables constituting more than 5% of the aggregate amount of the Receivables.

(k) Limitations on Discounts, Compromises, Extensions of Receivables. Other than in the ordinary course of business consistent with its past practice, no Grantor will (i) grant any extension of the time of payment of any Receivable, (ii) compromise, compound or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, or (iv) allow any credit or discount whatsoever on any Receivable.

(l) Maintenance of Equipment. Each Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except that such Grantor’s obligations pursuant to this Section 5(l) shall not extend to obsolete Equipment.

(m) Maintenance of Insurance. Each Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently, and (ii) insuring the Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Lender or, in the case of liability insurance, showing the Lender as an additional insured party. In addition, if any Grantor shall (at the reasonable discretion of Merisel) maintain accounts receivable insurance, such Grantor shall cause the Lender to be named beneficiary thereon in a manner satisfactory to the Lender. All such insurance (including any accounts receivable insurance) shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (ii) name the Lender as insured party and loss payee, (iii) include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Lender. Each Grantor shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance during the month of September in each calendar year and such supplemental reports with respect thereto as the Lender may from time to time reasonably request.

(n) Further Identification of Collateral. Each Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

(o) Notices. Each Grantor will advise the Lender promptly, in reasonable detail, at the Lender’s addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement, including, without limitation, the liens created pursuant to the MC24 Obligations) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

(p) Changes in Locations, Name, etc. No Grantor will (i) change the location of its jurisdiction of organization, in the case of each Grantor which is a “registered organization”, as defined in the Uniform Commercial Code of any relevant jurisdiction from that specified in Section 4(f) or remove its books and records concerning the Receivables from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule V hereto, (iii) change its name, identity or corporate structure or (iv) reorganize under the laws of another jurisdiction or as a different type of entity, unless it shall have given the Lender at least 30 days prior written notice thereof.

(q) Patents, Trademarks and Copyrights.

(i) Each Grantor (either itself or through licensees) will, except with respect to any Trademark that the Grantors shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(ii) No Grantor will, except with respect to any Patent that the Grantors shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

(iii) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve such Grantor’s material rights under all applicable copyright laws.

(iv) Each Grantor will notify the Lender immediately if it knows, or has reason to know, that any material Patent, material Trademark or material Copyright or any application or registration relating to any thereof may become abandoned, lost or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal or similar office in any country) regarding such Grantor’s ownership of any material Patent, material Trademark or material Copyright or its right to register the same or to keep and maintain the same.

(v) Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or shall file an application for registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs.

(vi) Each Grantor shall from time to time execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request (including, without limitation, one or more Notice of Security Interest in Patents attached hereto as Annex A, one or more Memorandum of Security Agreement - Trademarks attached hereto as Annex B and one or more Copyright Security Agreements – Short Form attached hereto as Annex C, in each case with appropriate completions and schedules) to evidence the Lender’s security interest in any Patent, Trademark or Copyright and the goodwill and General Intangibles of the Grantors relating thereto or represented thereby, and each Grantor hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Commitments are terminated.

(vii) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Patents, material Trademarks and material Copyrights, including, without limitation, timely filing of applications for renewal, affidavits of use and affidavits of incontestability and payment of maintenance fees.

(viii) In the event that any Patent, Trademark or Copyright included in the Collateral is infringed, misappropriated or diluted by a third party, each Grantor shall promptly notify the Lender after it learns thereof and, at the Grantors’ sole expense, shall, unless the Grantors shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Grantors, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

(ix) Upon and during the continuance of an Event of Default and at the reasonable request of the Lender, each Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor’s rights, title and interest thereunder to the Lender or its designee.

(r) Inventory. None of the Inventory of any Grantor shall be evidenced by a warehouse receipt.

6. Lender’s Appointment as Attorney-in-Fact.

(a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Grantor and in the name of each Grantor or in its own name, from time to time in the Lender’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Lender the power and right, on behalf of each Grantor, without notice to or assent by any Grantor, to do the following:

(i) in the name of each Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, Chattel Paper, General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Account, Instrument, Chattel Paper, General Intangible or with respect to any other Collateral whenever payable;

(ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

(iii) in the case of any Patent, Trademark or Copyright, to execute and deliver any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender’s security interest in such Patent, Trademark or Copyright and the goodwill and general intangibles of the Grantors relating thereto or represented thereby;

(iv) to execute, in connection with any sale provided for in Section 9 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; (F) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender’s option and the Grantors’ expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender’s, Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantors might do.

Anything in this Section 6(a) to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section unless an Event of Default has occurred and is continuing.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and are irrevocable.

(b) No Duty on Lender’s Part. The powers conferred on the Lender hereunder are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

7. Performance by Lender of Grantors’ Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The reasonable expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the rate specified in Section 5.1(d) of the Credit Agreement, shall be payable, jointly and severally, by the Grantors to the Lender on demand and shall constitute Secured Obligations secured hereby.

8. Proceeds.

(a) In addition to the rights of the Lender specified in Section 3(d) with respect to payments of Accounts, it is agreed that upon the occurrence of and during the continuance of an Event of Default all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by the Grantors in trust for the Lender, segregated from other funds of the Grantors, and shall, forthwith upon receipt by any Grantor, be turned over to the Lender in the exact form received by such Grantor (duly endorsed by such Grantor to the Lender, if required), and held by the Lender in a Collateral Account maintained under the sole dominion and control of the Lender. Any and all such Proceeds held by the Lender in a Collateral Account (or by any Grantor in trust for the Lender) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in this Section.

(b) At such intervals as may be agreed upon between the Lender and the Grantors or, if an Event of Default shall have occurred and be continuing, at any time at the Lender’s election, the Lender may apply all or any part of the Proceeds constituting Collateral, whether or not held in any Collateral Account, and any Proceeds of the Pledge Agreement, the Guarantee or any other Loan Document, or otherwise received by the Lender, against the Secured Obligations (whether matured or unmatured), such application to be in the following order:

(i) First, to pay incurred and unpaid fees and expenses of the Lender under the Loan Documents;

(ii) Second, to the Lender, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Secured Obligations, according to the amounts of the Secured Obligations then due and owing and remaining unpaid to the Lender;

(iii) Third, to the Lender, for application by it towards prepayment of the Secured Obligations, according to the amounts of the Secured Obligations then held by the Lender; and

(iv) Fourth, any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full, and the Commitments shall have terminated, shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

9. Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, to the extent required by the Code and the standards of commercial reasonableness, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived or released. Each Grantor further agrees, at the Lender’s request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at any Grantor’s premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender arising out of the exercise by the Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, pursuant to Section 8(b) of this Security Agreement, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Code, need the Lender account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

10. Grant of License to Use Patent, Trademark and Copyright Collateral. For the purpose of enabling the Lender to exercise rights and remedies under Section 9 hereof at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any of the Copyrights, Patents and Trademarks, now owned or hereafter acquired by any Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The use of such license by the Lender shall be exercised, at the option of the Lender for any purpose appropriate in connection with the exercise of remedies hereunder, only upon the occurrence and during the continuance of an Event of Default; provided that any license, sublicense or other transaction entered into by the Lender in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default. The Lender agrees to apply the net proceeds received from any license as provided in Section 8 hereof.

11. Limitation on Duties Regarding Preservation of Collateral. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. None of the Lender nor any of its directors, officers, employees, agents or advisors shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees, agents or advisors shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

13. Notices. Notices, requests and demands to or upon the Lender or any Grantor hereunder shall be effected in the manner set forth in Section 11.2 of the Credit Agreement.

14. Authority of Lender. Each Grantor acknowledges that the rights and responsibilities of the Lender under this Security Agreement with respect to any action taken by the Lender or the exercise or non-exercise by the Lender of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting those rights and responsibilities.

15. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

17. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

18. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Lender, provided that any provision of this Security Agreement may be waived by the Lender in a written instrument executed by the Lender. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Lender and its successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

19. Additional Grantors. Each Subsidiary of each Grantor which is required pursuant to Section 8.11 of the Credit Agreement to become party to this Security Agreement shall become a

Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a Supplement in the form of Annex E hereto.

20. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

21. Incorporation by Reference. The Grantors agree to be bound by the terms of Section 11.11, 11.12, 11.13 and 11.14 of the Credit Agreement, which are hereby incorporated by reference.

22. Termination. Upon final payment and performance in full in cash of all of the Obligations, this Security Agreement shall terminate (except as to any specifically agreed upon provisions that shall survive the termination of this Security Agreement) and the Lender shall, at the Grantors’ request and expense, return such Collateral in the possession or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder, and shall promptly execute and deliver such releases, UCC termination statements, documents or other instruments reasonably necessary to evidence the termination of this Security Agreement, the security interests granted herein and the Liens created hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

MCEI, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MCEV, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MERISEL, INC.

By:
Name:
Title:

MERISEL AMERICAS, INC.

By:
Name:
Title:

MC24, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

Schedule I

NAMES, FORM OF ORGANIZATION AND LOCATION OF GRANTORS

Schedule II

COPYRIGHTS

Registration No.	Country	Issue or File Date	Title of Work

COPYRIGHT LICENSES

Registration No.	Owner	Issue or File Date	Title of Work

COPYRIGHT APPLICATIONS

Title of Work	File Date

Schedule III

PATENTS

Serial No. or Patent No.	Inventor	Country	Issue or File Date	Title

PATENT LICENSES

Serial No. or Patent No.	Owner	Issue or File Date

PATENT APPLICATIONS

Serial No.	Owner	Nature Of Interest	Filing Date

Schedule IV

TRADEMARKS

Serial No. or Registration No.	County	Issue or File Date	Mark

TRADEMARK LICENSES

Serial No. or Registration No.	Owner	County	Issue or File Date	Mark

TRADEMARK APPLICATIONS

Serial Number	Filing Date	Mark

Schedule V

[RESERVED]

Schedule VI

INVENTORY AND EQUIPMENT

Schedule VII

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

ANNEX A

FORM OF

NOTICE OF SECURITY INTEREST IN PATENTS

United States Department of Commerce

Commissioner of Patents and Trademarks

Box Assignments

Washington, D.C. 20231

Ladies and Gentlemen:

Pursuant to a Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), [NAME OF GRANTOR], a                      corporation (the “Assignor”), has granted to AMALGAMATED BANK, as assignee (the “Assignee”) a continuing security interest in, and a continuing lien upon, the Patents (as such term is defined in the Security Agreement) including the patents and patent applications listed on the annexed Exhibit A, and all applications, registrations, renewals and proceeds (including accounts receivable and royalties) thereof (the “Assigned Patents”). The Assignee’s security interest in the Patents can only be terminated in accordance with the terms of the Security Agreement.

Dated:

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED BY:

AMALGAMATED BANK, as Assignee

By:
Name:
Title:

Exhibit A

PATENTS

Serial No. or Patent No.	Inventor	Issue or File Date	Title

PATENT LICENSES

United States Patent No.	Owner	Issue Date

PATENT APPLICATIONS

Serial No.	Owner	Nature Of Interest	Filing Date

ANNEX B

FORM OF

MEMORANDUM OF SECURITY INTEREST IN TRADEMARKS

United States Department of Commerce

Commissioner of Patents and Trademarks

Box Assignments

Washington, D.C. 20231

Ladies and Gentlemen:

Pursuant to a Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), [NAME OF GRANTOR], a                      corporation (the “Assignor”), has granted to AMALGAMATED BANK, as assignee (the “Assignee”) a continuing security interest in, and a continuing lien upon, the Trademarks (as such term is defined in the Security Agreement) including the trademarks listed on the annexed Exhibit A, and all applications, registrations, renewals and proceeds (including accounts receivable and royalties) thereof (the “Assigned Trademarks”), together with the goodwill of the business connected with the use of and symbolized by the Trademarks. The Assignee’s security interest in the Trademarks can only be terminated in accordance with the terms of the Security Agreement.

Dated:

Very truly yours,

[NAME OF GRANTOR]

By
Name:
Title:

ACKNOWLEDGED BY:

AMALGAMATED BANK, as Assignee

By:
Name:
Title:

Exhibit B

TRADEMARKS

Serial No. or Registration No.	Issue or File Date (Renewal Date, if Applicable)	Mark

TRADEMARK LICENSES

Serial No. or Registration No.	Owner	Issue or File Date (Renewal Date, If Applicable	Mark

TRADEMARK APPLICATIONS

Serial Number	Filing Date	Mark

ANNEX C

FORM OF

COPYRIGHT SECURITY AGREEMENT – SHORT FORM

COPYRIGHT SECURITY AGREEMENT, dated as of                              , 200_, made between [NAME OF GRANTOR], a                     , having its principal place of business at                                      (the “Grantor”), and AMALGAMATED BANK, having its principal place of business at 15 Union Square, New York, New York 10003 (the “Grantee”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement (as defined below).

WHEREAS, the Grantor is justly indebted, liable and obligated to the Grantee pursuant to that certain Guarantee, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), made by the Grantor in favor of the Grantee, pursuant to which the Grantor guaranteed certain obligations under that certain Credit Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantor and the Grantee, as Lender; and certain other parties thereto

WHEREAS, the Grantor and the Grantee entered into that certain Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Grantor has granted to the Grantee a lien on and security interest in, inter alia, all of the Grantor’s rights, title, and interest in and to all Copyrights and Copyright Licenses of such Grantor, whether then owned or thereafter acquired or created by such Grantor, including, without limitation, the copyrights and copyright applications listed on Schedule A hereto (the “Copyright Collateral”) and the goodwill of the business symbolized thereby; and

WHEREAS, the Grantor has agreed to give this Copyright Security Agreement as security for the Copyright Collateral and has authorized and directed the execution and delivery hereof; and

WHEREAS, the parties desire to record the Grantor’s grant of the security interest in the Copyright Collateral to the Grantee with the United States Copyright Office.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with the Grantee as follows:

The Credit Agreement, the Guarantee and the Security Agreement and their terms and provisions are incorporated herein in their entirety.

The Grantor grants to the Grantee a lien on and security interest in all of its right, title, and interest in and to the Copyright Collateral and the goodwill of the business symbolized by the Copyright Collateral.

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be duly executed and delivered by its officer thereunto duly authorized, as of the date first written above.

[NAME OF GRANTOR]

By
Name:
Title:

Exhibit A

COPYRIGHTS

Registration No.	Country	Issue or File Date	Title of Work

COPYRIGHT LICENSES

Registration No.	Owner	Issue or File Date	Title of Work

COPYRIGHT APPLICATIONS

Title of Work	File Date

ANNEX D

ACCOUNT CONTROL AGREEMENT [DEPOSIT ACCOUNTS]

ACCOUNT CONTROL AGREEMENT, dated as of                              , 20     (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among [NAME OF GRANTOR], a                      (“Grantor”), AMALGAMATED BANK, as lender (“Lender”), and [NAME OF BANK], as custodian (the “Custodian”). Capitalized terms used but not defined herein shall have the meanings assigned to them in or by reference in the Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantor and certain other parties thereto in favor the Lender. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

1. Establishment of Accounts. (a) The Grantor has heretofore established with the Custodian the accounts listed on Schedule 1 (the “Accounts” and each, an “Account”). The Custodian will maintain each Account as a segregated account for the benefit of the applicable Debtor indicated on Schedule 1, as “customer” (as defined in Section 4-104(1)(e) of the UCC), subject to the security interest of the Lender.

(b) The Custodian hereby confirms and agrees that:

(i) The Custodian shall not change the name or account number of any Account without the prior written consent of the Lender;

(ii) Each Account is a “deposit account” (as defined in Section 9-102(a)(29) of the UCC); and

(iii) Each Account is an account to which funds are or may be credited.

2. Orders and Instructions. (a) If at any time the Custodian shall receive any order or other instruction from the Lender, including without limitation directing the disposition of funds held in any Account, the Custodian shall comply with such order or instruction without further consent by the Grantor or any other person.

(b) If the Lender instructs the Custodian that it is exercising exclusive control over any Account, the Custodian shall cease complying with the Grantor’s orders and other instructions with respect thereto.

(c) Without limitation on the foregoing, the Custodian agrees to comply with any stop payment orders given by the Lender with respect to items presented for payment by the Grantor.

3. Subordination of Lien; Waiver of Set-Off. (a) In the event that the Custodian has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Account or any funds or other assets held therein, the Custodian hereby agrees that such security interest shall be subordinate to the security interest of the Lender. The funds and other items deposited to each Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Lender (except that the Custodian may set off (i) all amounts due to the Custodian in respect of customary fees and expenses for the routine maintenance and operation of each Account and (ii) the face amount of any checks which have been credited to any Account but are subsequently returned unpaid because of uncollected or insufficient funds, or (iii) other returned items or mistakes made in crediting the Accounts).

(b) If the balances in the Accounts are not sufficient to repay the Custodian for charges or fees owed to the Custodian by the Grantor or repay the Custodian previous credits made by the Custodian to the Accounts and for which the Custodian is entitled to recover payment, as set forth in this Section 3:

(i) Custodian shall notify the Grantor of the amounts of all fees and charges for services of the Custodian owed by the Grantor and the Grantor shall pay to the Custodian such amounts as are due within 30 days of receipt of notice from the Custodian; in the event the Grantor shall fail to pay the Custodian the amounts due for fees and charges for services owed by the Grantor to the Custodian, then the Lender agrees that it shall return and remit to the Custodian such amounts as the Lender shall have received from the Accounts within 30 days prior to such notice, up to the amount so due for such fees and charges, and the Grantor agrees that such amounts as are paid to the Custodian by the Lender shall be added to the indebtedness owed by the Grantor to the Lender and shall be subject to the same terms and conditions as all other indebtedness of the Grantor to the Lender; and,

(ii) Lender shall pay to the Custodian within 30 days of receipt of notice, any amounts due the Custodian for any returned checks or other items or mistakes made in crediting the Account by the Custodian for which Lender has been paid within 30 days prior to such notice;

(c) Grantor hereby authorizes Custodian, without prior notice, from time to time to debit any other account Grantor may have with Custodian for the amount or amounts due Custodian hereunder.

4. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE “BANK’S JURISDICTION”.

5. Conflict with Other Agreements.

(a) In the event of any direct conflict between this Agreement (or any portion thereof) and any other agreement with the Custodian now existing or hereafter entered into, the terms of this Agreement shall prevail.

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c) The Custodian hereby confirms and agrees that:

(ii) There are no other agreements, other than the depository agreement for the Accounts entered into between the Custodian and the Grantor with respect to the Accounts;

(iii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Accounts and/or any financial assets credited thereto or funds held therein pursuant to which it has agreed, or will agree, to comply with orders or instructions of such other person; and

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(iv) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Grantor purporting to limit or condition the obligation of the Custodian to comply with orders and other instructions as set forth in Section 2 hereof.

6. Adverse Claims. Except for the claims and interest of the Lender and of the Grantor in the Accounts, the Custodian does not know of any claim to, or interest in, the Accounts or in any assets credited thereto or funds held therein. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account or against any assets credited thereto or funds held therein, the Custodian will promptly notify the Lender and the Grantor thereof.

7. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

8. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

Grantor:	__________________
__________________
__________________
Attention:
Fax:
Telephone:

Lender:	Amalgamated Bank
15 Union Square
New York, New York 10003
Attention:
Fax:
Telephone:

Custodian:	[Name and Address of Bank]
___________________
___________________
Attention: ___________
Fax: ________________
Telephone: ___________

Any party may change its address for notices in the manner set forth above.

9. Termination. The obligations of the Custodian to the Lender pursuant to this Agreement shall continue in effect until the Lender has notified the Custodian of such termination in writing or this Agreement is terminated by the Custodian in accordance with the last sentence of this Section 9. The Lender agrees with the Grantor to provide Notice of Termination in substantially the form of Exhibit A hereto to the Custodian on or after the termination of the Lender’s security interest in the

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Accounts pursuant to, or as otherwise provided by, the terms of the Credit Agreement. The Custodian may terminate this Agreement upon 30 days’ prior written notice to the Grantor and the Lender.

10. Limitation of Liability; Indemnification of Custodian. The Grantor and the Lender hereby agree that (a) the Custodian is released from any and all liabilities to the Grantor and the Lender arising from the terms of this Agreement and the compliance of the Custodian with the terms hereof, except to the extent that such liabilities arise from the Custodian’s bad faith, willful misconduct or gross negligence and (b) the Grantor, its successors and assigns shall at all times indemnify and save harmless the Custodian from and against any loss, liability or expense incurred without bad faith, willful misconduct or gross negligence on the part of the Custodian, its officers, directors and agents, arising out of or in connection with the execution and performance of this Agreement or the maintenance of the Accounts, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the performance of any of their powers or duties hereunder, until the termination of this Agreement.

11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts (including by facsimile transmission of signature pages hereto).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Account Control Agreement, all as of the day and year first above written.

Grantor:

[NAME OF GRANTOR]

By:
Name:
Title:

Lender:

AMALGAMATED BANK, as Lender

By:
Name:
Title:

Custodian:

[NAME OF BANK]

By:
Name:
Title:

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Schedule 1 to

Account Control Agreement

ACCOUNTS WITH BANK

Bank	Account No.	Account Name	Description of Account

Exhibit A to

Account Control Agreement

[LENDER’S LETTERHEAD]

[Date]

[Custodian]

Attention: ______________________

Re:	Notice of Termination of Account Control Agreement

You are hereby notified that the Account Control Agreement, dated as of                         , 20     (the “Agreement”), among you, [Name of Grantor] (“Grantor”), and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to the Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Accounts (as defined in the Agreement) from the Grantor. This notice terminates any obligations you may have to the undersigned with respect to the Accounts; provided, however, that nothing contained in this notice shall alter any obligations which you may otherwise owe to the undersigned pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to                     at                     .

Very truly yours,

[NAME OF LENDER],
as Lender

By:
Name:
Title:

ANNEX E

ADDENDUM TO SECURITY AGREEMENT

Each of the undersigned, [NAME OF NEW SUBSIDIARY] (each a “New Grantor”, together the “New Grantors”):

(i) agrees to all of the provisions of the Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Security Agreement”), made by MCEI, LLC, a Delaware limited liability company (“MCEI”), MCEV, LLC, a Delaware limited liability company (“MCEV”; each of MCEI and MCEV, a “Borrower” and, collectively, the “Borrowers”), MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”), MC24, LLC, a Delaware limited liability company (“MC24”), each of their Subsidiaries from time to time party thereto (each of Merisel, Merisel Americas, MC24 and each such Subsidiary, individually a “Corporate Guarantor” and, collectively, the “Corporate Guarantors”; together with the Borrowers and each Person which may, from time to time, become party thereto as a Grantor, each a “Grantor”, collectively, the “Grantors”) in favor of AMALGAMATED BANK (the “Lender”), made pursuant to the Credit Agreement, dated as of February 28, 2005, among the Borrowers, the Corporate Guarantors and the Lender;

(ii) effective on the date hereof, becomes a party to the Security Agreement, as a Grantor, with the same effect as if the undersigned were an original signatory to the Security Agreement and with the representations and warranties contained therein being deemed to be made by it on and as of the date hereof (except to the extent such representation and warranties pertain to an earlier date, then as of such date);

(iii) as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lender to make and maintain outstanding Loans under the Credit Agreement and the other Loan Documents, hereby grants to the Lender, a security interest in all of the property listed in Section 2 of the Security Agreement now owned or at any time hereafter acquired by such New Grantor or in which such New Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “New Grantor Collateral”);

(iv) represents and warrants that the information provided on the attached schedules disclose, with respect to it, all information that is required under the Security Agreement to be disclosed by a Grantor; and

(v) the Schedules to the Security Agreement are hereby supplemented by (a) if a supplement to any such Schedule is attached to this Supplement, by including the items listed on such supplement to such Schedule in such Schedule, and (b) if any such Schedule refers to the Collateral Certificate delivered by the Grantors on the Closing Date, by deeming incorporated in such

Collateral Certificate, the Supplement to Collateral Certificate delivered by the New Grantor to the Lender on the date of this Supplement.

Terms defined in the Security Agreement and the Credit Agreement shall have such defined meanings when used herein.

[SIGNATURE PAGE FOLLOWS]

Annex E-2

By its acceptance hereof, the undersigned New Grantor hereby ratifies and confirms its respective obligations under the Security Agreement, as supplemented hereby.

[NAME OF NEW GRANTOR]

By
Name:
Title:

Date: ___________ __, 20__

ACCEPTED AND AGREED:

AMALGAMATED BANK, as Lender

By:
Name:
Title:

Annex E-3

Schedule I

NAME, FORM OF ORGANIZATION AND LOCATION OF NEW GRANTOR

Schedule II

COPYRIGHTS

Registration No.	Country	Issue or File Date	Title of Work

COPYRIGHT LICENSES

Registration No.	Owner	Issue or File Date	Title of Work

COPYRIGHT APPLICATIONS

Title of Work	File Date

Schedule III

PATENTS

Serial No. or Patent No.	Inventor	Country	Issue or File Date	Title

PATENT LICENSES

Serial No. or Patent No.	Owner	Issue or File Date

PATENT APPLICATIONS

Serial No.	Owner	Nature Of Interest	Filing Date

Schedule IV

TRADEMARKS

Serial No. or Registration No.	County	Issue or File Date	Mark

TRADEMARK LICENSES

Serial No. or Registration No.	Owner	County	Issue or File Date	Mark

TRADEMARK APPLICATIONS

Serial Number	Filing Date	Mark

Schedule V

[RESERVED]

Schedule VI

INVENTORY AND EQUIPMENT